ASSIGNMENT OF
                                  -------------

                          INTELLECTUAL PROPERTY RIGHTS
                          ----------------------------


     KNOW ALL MEN BY THESE PRESENTS that WORK PRODUCT INVESTMENT TRUST and DAVID ZUCKER (collectively "Assignor"), for One Dollar ($1.00), certain stock purchase rights and for other good and valuable consideration to Assignor in hand paid, the receipt of which is hereby acknowledged, does hereby assign, transfer and set over unto EFORNET CORPORATION, a Washington corporation ("Assignee"), its successors and assigns, all of Assignor's right, title and interest in, to and under all of the following described intellectual property:

     All rights, title and interest in and to the electronic financial switching software more particularly described on Exhibit A attached hereto and incorporated herein by reference, including any patent applications and/or letters of patent issued with respect thereto and all goodwill associated therewith.

     TO HAVE AND TO HOLD the rights and interests hereby assigned, transferred and conveyed, together with all rights and privileges in any way appertaining thereto unto the assignee, its successors and assigns from this day forward.

     Assignor hereby authorizes and grants its power of attorney to Assignee and appoints Assignee and the officers thereof as Assignor's attorney-in-fact to take any appropriate action in connection with any of said assets and properties, in the name of Assignor or in any other name but at Assignor's expense, it being understood that this authorization and power of attorney are coupled with an interest and are irrevocable.

     Assignor hereby covenants and agrees with Assignee that, at any time or from time to time hereafter, the Assignor, at the request of Assignee, its successors or assigns, shall execute and deliver to Assignee, its successors or assigns, all such further instruments of assignment, transfer and conveyance may be necessary or proper in order to more effectively convey, assign and transfer to the Assignee, its successors or assigns, all rights, title and interest being conveyed and assigned hereunder.

     IN  WITNESS WHEREOF, the Assignor has caused this instrument to be executed
this  17      day  of  February,  1999.
     ----

                                              ASSIGNOR:

                                              WORK  PRODUCT  INVESTMENT  TRUST

                                              By:  /s/  David  Zucker
                                                 -----------------------------

                                              Its:  TRUSTEE
                                                  ----------------------------



                                              /s/  David  Zucker
                                              --------------------------------
                                              DAVID  ZUCKER

                                              683  Bayview  Drive
                                              Aptos,  California  95003

                                    EXHIBIT A

            (DESCRIPTION OF ELECTRONIC FINANCIAL SWITCHING SOFTWARE)

Transaction  Network  Environment  (TNE)

This product is a comprehensive software development environment for On-line Transaction Processing (OLTP) applications being developed under the UNIX operating system. Although the system can support a robust variety of applications, the primary application developed and in production is the financial processing switch.

The FINET Software allows financial institutions and retailers to automatically authorize, capture, and process debit and credit transactions in proprietary, regional, or national network environments. The software is modular and can be implemented as a pure credit authorization system or as a fully functional credit draft capture and debit card POS system.

The FINET Software supports a comprehensive transaction set, including pre-authorization processing, merchandise returns, and full merchant reconciliation processing options. Support is provided for all card types and a wide variety of POS terminals, Support is also provided for CRT-entered authorizations, charge backs, and re-presentments.